Exhibit 4.16

PBT2 Capsules

Phase I BE Batch Manufacturing
Change of Scope

Prana Biotechnology Limited

Patheon Inc. ("Patheon")	Prana Biotechnology Limited ("Client")
2100 Syntex Court Mississauga, Ontario L5N 7K9 Canada	Level 2, 269 Royal Parade Parkville, VIC3052 Australia
By: [signature] Name: Mary Lou Ellis Title: SR. Project Manager Date: 11 JUL 2013	By: [signature] Name: DIANNE ANGUS. Title: Chief Operating Officer. Date: 18 July 2013.
	Finance Contact:
Effective Date:	

Patheon™
Performance the World Over

Confidential

Part A: Overview

This change of scope describes development activities to be performed for Prana Biotechnology Limited (“Client”) by Patheon Inc. (“Patheon”) under the terms and conditions of a Development Manufacturing Agreement P-TRP-54564-R1 by and between Patheon and the Client, dated April 16, 2013, which is hereby revised to include this change of scope in its entirety.

This change of scope reflects the costs associated to manufacture, package, and release two active lots of PBT2 Capsules for a Phase I bioequivalency clinical trial. Also included are the costs for the stability studies on these same batches.

COS Reference #: P-TRP-54564-R1-COS-01-R0	Prana Biotechnology Limited
Issue Date: July 10, 2013	PBT2 Capsules - Phase I BE Batch Manufacturing
Confidential	Page 2 of 5

Part B: Pricing

BUDGET SUMMARY

	THE FOLLOWING COSTS ARE ALL QUOTED IN:			USD

	CTM BATCHES (ED)					USD
		ACTIVITY			MILESTONE PRICE	PRICE

	First Batch	Manufacturing			$37,632
		Packaging			$9,403
		Analytical Support			$19,142
				Total Per Batch	$66,177
				1 Batch TOTAL		$66,177
	Back to Back Batch	Manufacturing			$33,638
		Packaging			$8,328
		Analytical Support			$10,400
				Total Per Batch	$52,366
				1 Back to Back Batch TOTAL		$52,366

		Total				$118,543
				Material and Supply Fee:		$5,927
24.0	STABILITY - CTM					USD
		ACTIVITY				PRICE

		Number of Lots	2
		Total Samples	24

		Protocol Generation				$791

					Samples	Cost per pullpoint
Pullpoint					per	(Milestone Price)
Months	40°C / 75% RH	25°C / 60% RH	Microbiology	AET	pullpoint
T=1	X	X			4	$9,505
T=3	X	X			4	$9,505
T=6	X	X			4	$9,505
T=9		X			2	$6,380
T=12		X	X		2	$7,593
T=18		X			2	$6,380
T=24		X	X		2	$7,593
T=36		X	X		2	$7,593
T=48		X	X		2	$7,593
		Summary Report Generation				$1,130

		Total				$73,568
		Material and Supply Fee:				$3,678

	BUDGET TOTAL				USD	$192,111
	Material and Supply Fee				USD	$9,605
	GRAND TOTAL				USD	$201,716

COS Reference #: P-TRP-54564-R1-COS-01-R0	Prana Biotechnology Limited
Issue Date: July 10, 2013	PBT2 Capsules - Phase I BE Batch Manufacturing
Confidential	Page 3 of 5

Part C:	Descriptions of work to be added to the Project Scope

1.	Clinical Trial Material (CTM) Active Manufacturing

Process train: high shear granulation (PMA-25), fluid bed drying (S2), encapsulation (Romaco)

Patheon will manufacture:

●	2 CTM Active batches (one 100 mg, one 250 mg strength), back-to-back manufacturing and testing
●	Approximately 5 kilograms per batch
●	Excipients released as per USP/NF/EP
●	Batch record, cGMP conditions & QA review
●	Packaged into HDPE bottles (i.e. 35’s)
●
In-Process Testing: Blend Homogeneity (one blend, 10 samples); Bulk & Tap Densities (including one sieve analysis), Flow Properties, Moisture (LOD or KF) and Physical Parameters (i.e. appearance, weight, weight variation) for beginning, middle and end of run

●	Finished Product Testing: Potency & Related Substances; Content Uniformity (n=10); Dissolution (profile, n=6); Moisture (LOD or KF); Microbial Limit Testing (MLT)

2.	Stability - CTM Active

Patheon shall design a stability program to monitor 1 batch of PBT2 Capsules under ICH conditions. Additional samples will be stored as contingency samples if required to generate data for long-term stability of the product.

The following storage conditions and test-points are suggested for testing:

●	1, 3 and 6 months for 40°C ± 2°C / 75% ± 5% RH
●	1, 3, 6, 9, and 12 months for 30°C ± 2°C / 65% ± 5% RH*
●	1, 3, 6, 9, 12, 18, 24, 36, and 48 months for 25°C ± 2°C / 60% ± 5% RH

(* Tested only if required due to significant changes in the next level condition)

The analytical data used for the release of each lot manufactured at Patheon will be considered as initial (T=0) data provided that stability initiation occurs within 30 days of release testing. Should this not be the case the cost for the additional T=0 testing will be the subject of a future change of scope.

Cost efficiencies for analytical testing have been built into the stability program based upon the number of samples pulled in a given month.

Pullpoint Month	1	3	6	9	12	18	24	36	48
Number of Samples Pulled	4	4	4	2	2	2	2	2	2

COS Reference #: P-TRP-54564-R1-COS-01-R0	Prana Biotechnology Limited
Issue Date: July 10, 2013	PBT2 Capsules - Phase I BE Batch Manufacturing
Confidential	Page 4 of 5

Therefore, the stability sample breakdown is:

0 single sample pullpoints (0 samples)
6 double sample pullpoints (12 samples)
3 three to four sample pullpoints (12 samples)
0 more than five sample pullpoints (0 samples)

The following standard tests will be performed as part of the stability program:

●	Potency & related substances
●	Physical appearance
●	Moisture
●	Dissolution (profile by HPLC)
●	MLT (annually)

Appendix 1 – COS Revision History

COS Revision Number	Description of Activities	Overall Cost (USD)
R0	Phase I BE batch manufacturing	$201,716

COS Reference #: P-TRP-54564-R1-COS-01-R0	Prana Biotechnology Limited
Issue Date: July 10, 2013	PBT2 Capsules - Phase I BE Batch Manufacturing
Confidential	Page 5 of 5

PBT2 Capsules

Stability
Change of Scope

Prana Biotechnology Limited

Patheon Inc. ("Patheon")	Prana Biotechnology Limited ("Client")
2100 Syntex Court Mississauga, Ontario L5N 7K9 Canada	Level 2, 269 Royal Parade Parkville, VIC3052 Australia
By: [signature] Name: GISELLE PINTO Title: PROJECT MANAGER Date: 20/AUG/2013	By: [signature] Name: DIANNE ANGUS. Title: C.O.O. Date: 30 August 2013.
	Finance Contact:
Effective Date:	

Patheon
Performance the World Over

Confidential

Part A: Overview

This change of scope describes development activities to be performed for Prana Biotechnology Limited (“Client”) by Patheon Inc. (“Patheon”) under the terms and conditions of a Development Manufacturing Agreement P-TRP-54564-R1 by and between Patheon and the Client, dated April 16, 2013, which is hereby revised to include this change of scope in its entirety.

This change of scope adjusts the costs of the T=1m and T=2m stability time-points on the formulation development batches to include dissolution testing on all 4 batches, as opposed to the originally planned 2 batches. The original cost of the deliverables quoted in P-TRP-54564-R1 is cancelled within.

The grand total cost for all added activities is $18,604 USD.

The total value for all cancelled tasks is ($15,214) USD.

The net project budget impact is $3,390 USD.

Part B: Pricing

BUDGET SUMMARY

THE FOLLOWING COSTS ARE ALL QUOTED IN: USD

STABILITY - PROTOTYPE BATCH							USD
		ACTIVITY					PRICE

		Number of Lots	2
		Total Samples	6

Pullpoint Months	40°C / 75% RH	25°C / 60% RH		Microbiology	AET	Samples per pullpoint	Cost per pullpoint (Milestone Price)
T = 1	X	X				4	$11,060
T = 2	X					2	$6,658

		Total					$17,718
			Material and Supply Fee:				$886

BUDGET TOTAL	USD	$17,718
Material and Supply Fee	USD	$886
GRAND TOTAL	USD	$18,604

COS Reference #: P-TRP-54564-R1-COS-02-R0	Prana Biotechnology Limited
Issue Date: August 13, 2013	PBT2 Capsules - Stability
Confidential	Page 2 of 3

Part C:	Descriptions of work to be added to the Project Scope

1.	Stability

Patheon shall design a stability program (single orientation, single container type) to monitor:

●	2 batches* under ICH conditions
*: 4 batches to be tested in dissolution only

The following storage conditions and test-points are suggested for testing:

=>	1 and 2 months for 40°C ± 2°C / 75% ± 5% RH
=>	1 months for 25°C ± 2°C / 60% ± 5% RH

●	Testing per sample: potency & related substances; dissolution (profile, n=6)*; physical (appearance, moisture)

Part D:	Descriptions of work to be Cancelled from the Project Scope

Project Name: 11311 - Prana Biotechnology Ltd, - PBT2 Immediate Release Capsules
Client Name: Prana Biotechnology Ltd.
Product Name: PBT2 Immediate Release Capsules
Currency: USD

Task Name	Fee
P-TRP-54564-R1
STABILITY - T = 1 (Includes 5% Material and Supply Fee)	$9,169
STABILITY - T = 2 (Includes 5% Material and Supply Fee)	$6,045
Fee Summary:	-$15,214

Appendix 1 – COS Revision History

COS Revision Number	Description of Activities	Overall Cost (USD)
R0	Stability	$3,390

COS Reference #: P-TRP-54564-R1 -COS-02-R0	Prana Biotechnology Limited
Issue Date: August 13, 2013	PBT2 Capsules - Stability
Confidential	Page 3 of 3

Change of Scope No. COS-08-R0
to Proposal No. P-TRP-54564-R1
For

Prana Biotechnology Ltd.

Patheon Inc. ("Patheon")	Prana Biotechnology Ltd. ("Client")
2100 Syntex Court Mississauga, Ontario L5N 7K9 Canada	Level 2, 269 Royal Parade Parkville, VIC3052 Australia
By: [signature]	By: [signature]
Name: Yen Ngo	Name: Dianne Angus
Title: Project Manager	Title: C.O.O.
Date: 22-Aug-2014	Date: 26/8/14
Effective Date:	Finance Contact:

Patheon
Performance the World Over

Part A: Overview

This change of scope describes development activities to be performed for Prana Biotechnology Ltd. (“Client”) by Patheon Inc. (“Patheon”) under the terms and conditions of a Development Manufacturing Agreement P-TRP-54564-R1 by and between Patheon and the Client, dated April 16, 2013, which is hereby revised to include this change of scope in its entirety.

This change of scope reflects the costs associated with the manufacture of two active CTM batches plus stability. The Phase I stability study quoted for two batches in P-TRP-54564-R1-COS-01-R0 is revised to cover one batch.

The grand total cost for all added activities is $291,269 USD.

The total value for all cancelled tasks is ($130,209) USD.

The net project budget impact is $161,060 USD.

Part B:	Descriptions of Work to be Added to the Project Scope

1.	Clinical Trial Material (CTM) Active Manufacturing

Process train: high shear granulation (PMA-65), fluid bed drying (S2), encapsulation (Romaco)

Patheon will manufacture:

●	2 CTM Active batches (one 100 mg, one 250 mg strength), back-to-back manufacturing and testing
●	Approximately 12 kilograms per batch
●	Excipients released as per USP/NF/EP
●	Batch record, cGMP conditions & QA review
●	Packaged into HDPE bottles (i.e. 35’s)
●
In-Process Testing: Blend Homogeneity (one blend, 10 samples); Bulk & Tap Densities (including one sieve analysis), Flow Properties, Moisture (LOD or KF) and Physical Parameters (i.e. appearance, weight, weight variation) for beginning, middle and end of run

●	Finished Product Testing: Potency & Related Substances; Content Uniformity (n=10); Dissolution (profile, n=6); Moisture (LOD or KF); Microbial Limit Testing (MLT)

2.	Stability – Phase III CTM Active

Patheon shall design a stability program to monitor 2 batches of PBT2 Capsules under ICH conditions. Additional samples will be stored as contingency samples if required to generate data for long-term stability of the product.

The following storage conditions and test-points are suggested for testing:

Change of Scope COS-03-R0 to Proposal No. P-TRP-54564-R1	Prana Biotechnology Ltd.
Issue Date: February 11, 2014	Page 2 of 6
Confidential

●	1, 3 and 6 months for 40°C ± 2°C / 75% ± 5% RH
●	1, 3, 6, 9, and 12 months for 30°C ± 2°C / 65% ± 5% RH*
●	1, 3, 6, 9, 12, 18, 24, 36, and 48 months for 25°C ± 2°C / 60% ± 5% RH

(* Tested only if required due to significant changes in the next level condition)

The analytical data used for the release of each lot manufactured at Patheon will be considered as initial (T=0) data provided that stability initiation occurs within 30 days of release testing. Should this not be the case the cost for the additional T=0 testing will be the subject of a future change of scope.

Cost efficiencies for analytical testing have been built into the stability program based upon the number of samples pulled in a given month.

Pullpoint Month	1	3	6	9	12	18	24	36	48
Number of Samples Pulled	4	4	4	2	2	2	2	2	2

Therefore, the stability sample breakdown is:

0 single sample pullpoints (0 samples)
6 double sample pullpoints (12 samples)
3 three to four sample pullpoints (12 samples)
0 more than five sample pullpoints (0 samples)

The following standard tests will be performed as part of the stability program:

●	Potency & related substances
●	Physical appearance
●	Moisture
●	Dissolution (profile by HPLC)
●	MLT (annually)

3.       Stability – Phase I CTM Active

Patheon shall design a stability program to monitor 1 batch of PBT2 Capsules under ICH conditions. Additional samples will be stored as contingency samples if required to generate data for long-term stability of the product.

The following storage conditions and test-points are suggested for testing:

●	1, 3 and 6 months for 40°C ± 2°C / 75% ± 5% RH
●	1, 3, 6, 9, and 12 months for 30°C ± 2°C / 65% ± 5% RH*
●	1, 3, 6, 9, 12, 18, 24, 36, and 48 months for 25°C ± 2°C / 60% ± 5% RH

(* Tested only if required due to significant changes in the next level condition)

Change of Scope COS-03-R0 to Proposal No. P-TRP-54564-R1	Prana Biotechnology Ltd.
Issue Date: February 11, 2014	Page 3 of 6
Confidential

Cost efficiencies for analytical testing have been built into the stability program based upon the number of samples pulled in a given month.

Pullpoint Month	1	3	6	9	12	18	24	36	48
Number of Samples Pulled	2	2	2	1	1	1	1	1	1

Therefore, the stability sample breakdown is:

6 single sample pullpoints (6 samples)
3 double sample pullpoints (6 samples)
0 three to four sample pullpoints (0 samples)
0 more than five sample pullpoints (0 samples)

The following standard tests will be performed as part of the stability program:

●	Potency & related substances
●	Physical appearance
●	Moisture
●	Dissolution (profile by HPLC)
●	MLT (annually)

Part C: Description of work to be removed from the Project Scope

Project Name: 11311 - Prana Biotechnology Ltd. - PBT2 Immediate Release Capsules
Client Name: Prana Biotechnology Ltd.
Product Name: PBT2 Immediate Release Capsules
Currency: USD

Task Name	Fee
P-TRP-54564-R1 -COS-01-R0
CTM BATCHES (ED) - Back to Back Batch MZYM Manufacturing (Includes 5% Material and Supply Fee)	$35,319
CTM BATCHES (ED) - Back to Back Batch MZYS Packaging (Includes 5% Material and Supply Fee)	$8,744
CTM BATCHES (ED) - Back to Back Batch MZYM/MZYS Analytical Support (Includes 5% Material and Supply Fee)	$10,920
STABILITY - CTM lots MZYS, MZYN - T= 1 Months (40°C/ 75% RH) (25°C / 60% RH) (Includes 5% Material and Supply Fee)	$9,980
STABILITY - CTM lots MZYS, MZYN - T= 3 Months (40°C/ 75% RH) (25°C / 60% RH) (Includes 5% Material and Supply Fee)	$9,980
STABILITY - CTM lots MZYS, MZYN - T = 6 Months (40°C / 75% RH) (25°C / 60% RH) (Includes 5% Material and Supply Fee)	$9,980
STABILITY - CTM lots MZYS, MZYN - T= 9 Months (25°C / 60% RH) (Includes 5% Material and Supply Fee)	$6,699
STABILITY - CTM lots MZYS, MZYN - T = 12 Months (25°C / 60% RH) (Includes 5% Material and Supply Fee)	$7,972
STABILITY - CTM lots MZYS, MZYN - T = 18 Months (25°C / 60% RH) (Includes 5% Material and Supply Fee)	$6,699
STABILITY - CTM lots MZYS, MZYN - T = 24 Months (25°C / 60% RH) (Includes 5% Material and Supply Fee)	$7,972
STABILITY - CTM lots MZYS, MZYN - T= 36 Months (25°C / 60% RH) (Includes 5% Material and Supply Fee)	$7,972
STABILITY - CTM lots MZYS, MZYN - T = 48 Months (25°C / 60% RH) (Includes 5% Material and Supply Fee)	$7,972
Fee Summary:	-$130,209

Change of Scope COS-03-R0 to Proposal No. P-TRP-54564-R1 Issue Date: February 11, 2014 Confidential	Prana Biotechnology Ltd. Page 4 of 6

Part D: Pricing

			BUDGET SUMMARY

THE FOLLOWING COSTS ARE ALL QUOTED IN:			USD

21.0 CTM BATCHES (LD)					USD
	ACTIVITY			MILESTONE PRICE	PRICE

First Batch	Manufacturing			$51,954
	Packaging			$17,377
	Analytical Support			$10,124
			Total Per Batch	$79,455
			1 Batch TOTAL		$79,455
Back to Back Batch	Manufacturing			$47,697
	Packaging			$15,780
	Analytical Support			$10,124
			Total Per Batch	$73,601
			1 Back to Back Batch TOTAL		$73,601

					$153,056
	Total		Material and Supply Fee:		$7,653

24.0 STABILITY - Phase III CTM					USD
	ACTIVITY				PRICE

	Number of Lots	2
	Total Samples	24

	Protocol Generation				$994

Pullpoint Months	40C/ 75% RH	25C/ 60% RH	Microbiology	AET	Samples per pullpoint	Cost per pullpoint (Milestone Price)
T = 1	X	X			4	$8,185
T = 3	X	X			4	$8,185
T = 6	X	X			4	$8,185
T = 9		X			2	$6,380
T = 12		X	X		2	$7,593
T = 18		X			2	$6,380
T = 24		X	X		2	$7,593
T = 36		X	X		2	$7,593
T = 48		X	X		2	$7,593
		Summary Report Generation				$1,420

		Total				$70,101
			Material and Supply Fee:			$3,505

25.0 STABILITY - Phase I CTM						USD
		ACTIVITY				PRICE

		Number of Lots 1
		Total Samples 12

Pullpoint Months	40C / 75% RH	25C/ 60% RH	Microbiology	AET	Samples per pullpoint	Cost per pullpoint (Milestone Price)
T = 1	X	X			2	$6,380
T = 3	X	X			2	$6,380
T = 6	X	X			2	$6,380
T = 9		X			1	$5,421
T = 12		X	X		1	$6,065
T = 18		X			1	$5,421
T = 24		X	X		1	$6,065
T = 36		X	X		1	$6,065
T = 48		X	X		1	$6,065

		Total				$54,242
			Material and Supply Fee:			$2,712

	BUDGET TOTAL				USD	$277,399
	Material and Supply Fee				USD	$13,870
	GRAND TOTAL				USD	$291,269

Change of Scope COS-03-R0 to Proposal No. P-TRP-54564-R1 Issue Date: February 11, 2014 Confidential	Prana Biotechnology Ltd. Page 5 of 6

Appendix 1 - COS Revision History

COS Revision Number	Description of Activities	Overall Cost
R0	CTM manufacturing	$161,060 USD

Change of Scope COS-03-R0 to Proposal No. P-TRP-54564-R1 Issue Date: February 11, 2014 Confidential	Prana Biotechnology Ltd. Page 6 of 6

Change of Scope No. COS-03-R0
to Proposal No. P-TRP-54564-R1
For

Prana Biotechnology Ltd.

Patheon Inc. ("Patheon")	Prana Biotechnology Ltd. ("Client")
2100 Syntex Court Mississauga, Ontario L5N 7K9 Canada	Level 2, 269 Royal Parade Parkville, VIC3052 Australia
By: [signature]	By: [signature]
Name: N. Arvanitis	Name: Dianne Angus
Title: Director, PDS PM	Title: Chief Operating Officer
Date: Feb 12/2014	Date: 11 March 2014
Effective Date:	Finance Contact:

Patheon
Performance the World Over

Part A: Overview

This change of scope describes development activities to be performed for Prana Biotechnology Ltd. (“Client”) by Patheon Inc. (“Patheon”) under the terms and conditions of a Development Manufacturing Agreement P-TRP-54564-R1 by and between Patheon and the Client, dated April 16, 2013, which is hereby revised to include this change of scope in its entirety.

This change of scope reflects the costs associated with addendum Phase III method validation for the potency & related substances and dissolution methods.

Part B: Descriptions of Work to be Added to the Project Scope

1.	Analytical Services

Patheon will prepare a protocol and generate a report for each method validation activity for Client review.

Method Validation

●	Product potency and related substances assay (phase III addendum method validation)
●	Product dissolution assay – profile by HPLC (phase III addendum method validation)

Patheon will validate the test methods required to support the Project. The validation will challenge the following parameters:
●	Accuracy (related substances only)
●	Robustness

Change of Scope COS-04-R0 to Proposal No. P-TRP-54564-R1	Prana Biotechnology Ltd.
Issue Date: March 3, 2014	Page 2 of 3
Confidential

Part C: Pricing

BUDGET SUMMARY

THE FOLLOWING COSTS ARE ALL QUOTED IN: USD

1.0 ANALYTICAL DEVELOPMENT		USD
ACTIVITY		PRICE

Product Potency and Related Substances Assay (Method Validation Phase III)		$13,686

IR - Product Dissolution Assay by HPLC (Method Validation Phase III)		$13,686

Total		$27,372
Material and Supply Fee:		$1,369

BUDGET TOTAL	USD	$27,372
Material and Supply Fee	USD	$1,369
GRAND TOTAL	USD	$28,741

Appendix 1 - COS Revision History

COS Revision Number	Description of Activities	Overall Cost
R0	Analytical services	$28,741 USD

Change of Scope COS-04-R0 to Proposal No. P-TRP-54564-R1	Prana Biotechnology Ltd.
Issue Date: March 3, 2014	Page 3 of 3
Confidential

Change of Scope No. COS-04-R0
to Proposal No. P-TRP-54564-R1
For

Prana Biotechnology Ltd.

Patheon Inc. ("Patheon")	**Prana Biotechnology Ltd. ("Client")**
2100 Syntex Court Mississauga, Ontario L5N 7K9 Canada	Level 2, 269 Royal Parade Parkville, VIC3052 Australia
By: Melissa [signature]	By: [signature]
Name: Melissa Daigle	Name: Dianne Angus
Title: Project Manager	Title: Chief Operating Officer
Date: 3-Mar-2014	Date: 11 March 2013
Effective Date:	Finance Contact:

Patheon
Performance the World Over

Part A: Overview

This change of scope describes development activities to be performed for Prana Biotechnology Ltd. (“Client”) by Patheon Inc. (“Patheon”) under the terms and conditions of a Development Manufacturing Agreement P-TRP-54564-R1 by and between Patheon and the Client, dated April 16, 2013, which is hereby revised to include this change of scope in its entirety.

This change of scope covers the cost to perform an Environmental Health and Safety toxicity categorization of PET434 API. Also included are the costs for the preparation of a CTM manufacturing report.

Part B: Descriptions of Work to be Added to the Project Scope

1.	Environmental, Health and Safety Assessment

Goal:

●	To ensure the correct handling, storage and safety instructions are generated for the PBT434 API.

Deliverables:

●	EH&S safety categorisation letter for the API.

2.	CTM Manufaturing Report

At the Client’s request, Patheon will provide a CTM manufacturing report to the Client upon completion of CTM manufacturing of lot NWCK.

Change of Scope COS-06-R0 to Proposal No. P-TRP-54564-R1	Prana Biotechnology Ltd.
Issue Date: April 11, 2014	Page 2 of 3
Confidential

Part D: Pricing

BUDGET SUMMARY

THE FOLLOWING COSTS ARE ALL QUOTED IN: USD

ENVIRONMENTAL HEALTH AND SAFETY		USD
ACTIVITY		PRICE
EH&S Assessment		$2,000
CTM BATCHES (LD)		USD
ACTIVITY	MILESTONE PRICE	PRICE
Manufacturing Report		$8,600

Total		$8,600

BUDGET TOTAL	USD	$10,600

Appendix 1 - COS Revision History

COS Revision Number	Description of Activities	Overall Cost
R0	EH&S and manufacturing	$10,600 USD

Change of Scope COS-06-R0 to Proposal No. P-TRP-54564-R1	Prana Biotechnology Ltd.
Issue Date: April 11, 2014	Page 3 of 3
Confidential

Change of Scope No. COS-06-R0
to Proposal No. P-TRP-54564-R1
For

Prana Biotechnology Ltd.

Patheon Inc. ("Patheon")	Prana Biotechnology Ltd. ("Client")
2100 Syntex Court Mississauga, Ontario L5N 7K9 Canada	Level 2, 269 Royal Parade Parkville, VIC3052 Australia
By: [signature]	By: [signature]
Name: Joanna Stiba	Name: Dianne Angus
Title: Project Manager	Title: C.O.O.
Date: 14-Apr-2014	Date: 15 April 2014
Effective Date:	Finance Contact:

Patheon
Performance the World Over

Part A:	Overview

This change of scope describes development activities to be performed for Prana Biotechnology Ltd. (“Client”) by Patheon Inc. (“Patheon”) under the terms and conditions of a Development Manufacturing Agreement P-TRP-54564-R1 by and between Patheon and the Client, dated April 16, 2013, which is hereby revised to include this change of scope in its entirety.

This change of scope covers the cost of additional dissolution method development that was not included as part of the original Proposal.

Part B:	Descriptions of Work to be Added to the Project Scope

1. Analytical Development

At the Client’s request, Patheon shall perform additional dissolution method development to challenge the operating ranges for the medium buffer concentration, apparatus (i.e. baskets vs. paddles), and stirring rate.

Upon completion of the development work a peer-reviewed data summary shall be presented to the Client.

Part D:	Pricing

BUDGET SUMMARY

THE FOLLOWING COSTS ARE ALL QUOTED IN:	USD

ANALYTICAL DEVELOPMENT		USD
ACTIVITY		PRICE

IR - Product Dissolution Assay by HPLC (Method Development)		$9,652

Total		$9,652
	Material and Supply Fee:	$483

BUDGET TOTAL	USD	$9,652
MATERIAL AND SUPPLY FEE	USD	$483
GRAND TOTAL	USD	$10,135

Change of Scope COS-08-R0 to Proposal No. P-TRP-54564-R1	Prana Biotechnology Ltd.
Issue Date: August 22, 2014	Page 2 of 3
Confidential

Appendix 1 – COS Revision History

COS Revision Number	Description of Activities	Overall Cost
R0	Analytical development	$10,135 USD

Change of Scope COS-08-R0 to Proposal No. P-TRP-54564-R1	Prana Biotechnology Ltd.
Issue Date: August 22, 2014	Page 3 of 3
Confidential